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                                                                  Exhibit 10.1.3






                               ANSELL INCORPORATED
                         NON-QUALIFIED U.S. PENSION PLAN


                          EFFECTIVE AS OF JULY 1, 1997


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                                TABLE OF CONTENTS

ARTICLE 1.               ESTABLISHMENT AND PURPOSE................................................................1

         SECTION 1.1.             ESTABLISHMENT...................................................................1
         SECTION 1.2.             PURPOSE.........................................................................1

ARTICLE 2.               DEFINITIONS..............................................................................1

         SECTION 2.1.             DEFINITIONS.....................................................................1
         SECTION 2.2.             GENDER AND NUMBER...............................................................3

ARTICLE 3.               ELIGIBILITY AND PARTICIPATION............................................................3

         SECTION 3.1.             ELIGIBLE EMPLOYEE...............................................................3
         SECTION 3.2.             LIMITATION ON ELIGIBLE EMPLOYEES................................................3
         SECTION 3.3.             REMOVAL FROM PARTICIPATION AS AN ELIGIBLE EMPLOYEE..............................3

ARTICLE 4.               DEFERRAL ELECTIONS.......................................................................3

         SECTION 4.1.             ELIGIBLE EMPLOYEE CONTRIBUTIONS.................................................3
         SECTION 4.2.             SUBMISSION OF DEFERRAL ELECTION FORMS...........................................4
         SECTION 4.3.             DEFERRAL PERIOD.................................................................4
         SECTION 4.4.             CHANGE OR REVOCATION OF ELECTION................................................4
         SECTION 4.5.             NULLIFICATION OF DEFERRAL ELECTIONS.............................................5

ARTICLE 5.               EMPLOYER CONTRIBUTIONS...................................................................5

ARTICLE 6.               STATUS OF DEFERRED AMOUNTS...............................................................5

         SECTION 6.1.             ACCOUNT.........................................................................5
         SECTION 6.2.             INTEREST CREDITING..............................................................5
         SECTION 6.3.             TREATMENT UNDER OTHER EMPLOYEE BENEFIT PLANS....................................6

ARTICLE 7.               DISTRIBUTIONS............................................................................6

         SECTION 7.1.             FORM OF DISTRIBUTION............................................................6
         SECTION 7.2.             DESIGNATION OF BENEFICIARY......................................................6
         SECTION 7.3.             CLAIMS PROCEDURE................................................................6

ARTICLE 8.               PROVISIONS RELATING TO PARTICIPATION.....................................................7

         SECTION 8.1.             EXTENT OF RIGHTS UNDER PLAN.....................................................7
         SECTION 8.2.             FUNDING.........................................................................7
         SECTION 8.3.             EXTENT TO WHICH OTHER PARTIES ARE BOUND BY PLAN.................................7
         SECTION 8.4.             PAYMENT OF TAXES................................................................8

ARTICLE 9.               ADMINISTRATION AND FINANCES..............................................................8

         SECTION 9.1.             ADMINISTRATION..................................................................8
         SECTION 9.2.             POWERS OF COMMITTEE.............................................................8
         SECTION 9.3.             ACTIONS OF THE COMMITTEE........................................................8

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                                      -i-

         SECTION 9.4.             DELEGATION......................................................................8
         SECTION 9.5.             INDEMNIFICATION.................................................................8
         SECTION 9.6.             REPORTS AND RECORDS.............................................................8
         SECTION 9.7.             INFORMATION TO BE FURNISHED TO COMMITTEE........................................8

ARTICLE 10.              AMENDMENTS AND TERMINATION...............................................................9

         SECTION 10.1.            AMENDMENTS......................................................................9
         SECTION 10.2.            TERMINATION.....................................................................9

ARTICLE 11.              MISCELLANEOUS............................................................................9

         SECTION 11.1.            NO GUARANTY OF EMPLOYMENT.......................................................9
         SECTION 11.2.            NON-ALIENATION..................................................................9
         SECTION 11.3.            SEVERABILITY....................................................................9
         SECTION 11.4.            APPLICABLE LAW..................................................................9


                                      -ii-

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                               ANSELL INCORPORATED
                         NON-QUALIFIED U.S. PENSION PLAN


ARTICLE 1. ESTABLISHMENT AND PURPOSE

         SECTION 1.1. ESTABLISHMENT. Ansell Incorporated (the "Employer") establishes, effective as of July 1, 1997, a deferred compensation plan for the benefit of a select group of its management or highly compensated employees. The plan is known as the Ansell Incorporated Non-Qualified U.S. Pension Plan (the "Plan").

         SECTION 1.2. PURPOSE. The purpose of the Plan is to attract qualified management personnel by providing Eligible Employees with the opportunity to defer a portion of their Compensation and with additional retirement income by means of Employer Contributions. The Plan is intended to be treated for all purposes of Federal income tax law as an unfunded and nonqualified deferred compensation plan.

ARTICLE 2. DEFINITIONS

         SECTION 2.1. DEFINITIONS. Whenever used in this Plan, the following words and phrases shall have the meanings set forth below unless the context plainly requires a different meaning. When the defined meaning is intended, the term is capitalized.

                  (a) "Account" means the deferred compensation account for each Eligible Employee established pursuant to Section 6.1.

                  (b) "Accrued Balance" means the amount of each Eligible Employee's Deferred Compensation that is credited to his or her Account, after adjustment under Article 6 for interest credits.

                  (c) "Board of Directors" means the Board of Directors of Ansell Incorporated.

                  (d) "Bonus" means any annual bonus paid by the Employer to an Eligible Employee.

                  (e) "Change of Control" with respect to the Employer means the occurrence of one of the following events:

                      (1) Sale of a majority of the shares of voting stock of
                  the Employer to an unrelated third party or parties;

                      (2) Sale of the stock of the Employer in a public offering but only if the members of the board of directors immediately prior to such sale do not constitute a majority of the board of directors after such public offering;

                      (3) Reorganization, reclassification, merger or
                  consolidation with another corporation in which the Employer is not the surviving corporation; or

                      (4) Sale of all or substantially all of the operating
                  assets of the Employer to an unrelated third party or parties.

                  For purposes of this subsection (e), the terms Employer and board of directors shall refer separately to each individual entity that adopts this Plan for the benefit of its Eligible Employees and to the board of directors thereof. Where a Change of Control occurs with respect to an individual Employer, the provisions of the Plan and any Rabbi Trust created pursuant to Section 8.2 of the Plan regarding Changes of Control shall apply only with respect to such Employer and its Eligible Employees. Notwithstanding the foregoing, no Change of Control shall be deemed to have occurred hereunder as a result of any sale, reorganization, reclassification, merger or consolidation after which Pacific Dunlop Limited continues to control ultimately at least a majority interest in the surviving entity.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (g) "Committee" means that Committee designated by the Board of Directors to administer the Plan. If no such Committee is appointed, the Board of Directors shall serve as the Committee.

                  (h) "Compensation" means the total base salary and Bonus of an Eligible Employee reported on the Internal Revenue Service Form W-2 filed by the Employer with respect to the portions of the calendar years included in a Plan Year.

                  (i) "Deferral Election" means the form designated by the Committee for use by Eligible Employees to make annual deferrals of Compensation under Article 4. This form is attached as Appendix A to the Plan. This form may be changed at any time by the Committee.

                  (j) "Deferred Compensation" means the amount of Compensation not yet earned, as designated in the Deferral Election, which the Eligible Employee and the Employer mutually agree shall be deferred in accordance with the provisions of the Plan, and which may be provided either by the Eligible Employee through salary reduction or by the Employer in accordance with the terms of the Plan.

                  (k) "Effective Date" means July 1, 1997.

                  (l) "Eligible Employee" means any executive or other key employee of the Employer who is chosen to participate in the Plan, as determined under Section 3.1.


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

                  (m) "Employer" means Ansell Incorporated and any affiliates of Ansell Incorporated that adopt this Plan by action of the Committee and the governing board of such affiliate.

                  (n) "Employer Contributions" means the Employer contributions described in Article 5.


                  (o) "Plan" means this Ansell Incorporated Non-Qualified U.S. Pension Plan.


                  (p) "Plan Year" means each 12-month period beginning July 1 and ending June 30.

         SECTION 2.2. GENDER AND NUMBER. Except as otherwise indicated by context, masculine terminology also includes the feminine, and terms used in the singular may also include the plural.

ARTICLE 3. ELIGIBILITY AND PARTICIPATION

         SECTION 3.1. ELIGIBLE EMPLOYEE. Participation in the Plan shall be limited to executives and other key employees of the Employer who are designated to be Eligible Employees by the Committee; provided that no employee of the Employer has a right to be selected as an Eligible Employee under this Plan. Employees designated under this Section shall collectively comprise a "select group of management or highly compensated employees" (as that phrase is used under Department of Labor Regulation Section 2520.104-23).

         SECTION 3.2. LIMITATION ON ELIGIBLE EMPLOYEES. The Committee, in its sole discretion, may change the definition of who qualifies as an Eligible Employee. Any such change shall be effective for the following Plan Year, as designated by the Committee.

         SECTION 3.3. REMOVAL FROM PARTICIPATION AS AN ELIGIBLE EMPLOYEE. Upon the direction of the Committee, an Eligible Employee may be removed from participating in this Plan on a prospective basis for any reason.

ARTICLE 4. DEFERRAL ELECTIONS

         SECTION 4.1. ELIGIBLE EMPLOYEE CONTRIBUTIONS. Prior to the beginning of any Plan Year, each Eligible Employee may elect to reduce the amount of his or her Compensation which would otherwise be earned and payable in the following Plan Year. The election may be amended at any time, but any election as in effect on the last business day before the first day of the Plan Year with respect to which the election is made shall govern. Separate Deferral Elections shall be made with respect to base salary and Bonuses. Each Eligible Employee who wishes to defer a portion of his or her base salary may elect to defer not less than 1% nor more than 30% of such Eligible Employee's base salary. Each Eligible Employee may also elect to defer up to 100% of his or her Bonus in increments of 10%. Each Deferral Election shall apply only to Compensation earned on or after the effective date of such Deferral Election. Accordingly, a Deferral Election may apply only with respect to Bonuses relating to services performed during the Plan Year beginning on or after the effective date of such Deferral Election; provided however, that any initial Deferral Election made by an Eligible Employee for the first Plan Year of the Plan may apply to Bonuses payable with respect to services performed during such first Plan Year, provided the Deferral Election is executed within 30 days of the Effective Date.

         SECTION 4.2. SUBMISSION OF DEFERRAL ELECTION FORMS. Each Eligible Employee who wishes to participate in the Plan must submit the appropriate Deferral Election to the Committee no later than the last business day of the Plan Year preceding the Plan Year with respect to which the Eligible Employee wishes to defer amounts under Section 4.1. For the first year this Plan is effective or for the first year an employee becomes an Eligible Employee under
Article 3, the election may be made within 30 days of the adoption of this Plan or within 30 days of the date the employee becomes an Eligible Employee, whichever is applicable. However, such elections shall be prospective and shall apply only to Compensation earned after the election is made, subject to the special rules for Bonuses earned in the initial Plan Year, as provided in
Section 4.1.

         SECTION 4.3. DEFERRAL PERIOD. The deferral period shall begin on the first day of the Plan Year with respect to which the Deferral Election is filed (or the first day of the month following the filing of a Deferral Election which may be filed during a Plan Year under Section 4.2). The deferral period for a particular Deferral Election shall end on the date the Eligible Employee's employment with the Employer is terminated for any reason, including death or disability, or upon the earlier termination of the Plan.

         SECTION 4.4. CHANGE OR REVOCATION OF ELECTION. A Deferral Election shall remain in effect until changed or revoked as provided below, or until the end of the applicable deferral period described in Section 4.3. An Eligible Employee who desires to change the amount of his or her deferrals may do so effective as of each July 1, provided the Deferral Election specifying the new amount of deferrals is executed prior to the effective date thereof and applies only with respect to base salary not currently available to the Eligible Employee as of such effective date and, except for the initial Plan Year, as provided in Section 4.1, with respect to Bonuses relating to services performed during the Plan Year beginning on or after the effective date of the Deferral Election. An Eligible Employee may revoke a prior Deferral Election effective prospectively on the first day of any calendar month. An Eligible Employee desiring to revoke a prior Deferral Election shall submit a written request to the Committee stating the proposed effective date of the revocation and the reason for the revocation.

         With respect to Bonus deferrals, an Eligible Employee may revoke a prior Deferral Election only for reasons of severe financial hardship as determined by the Committee in its sole discretion. An Eligible Employee revoking a prior Deferral Election on account of severe financial hardship shall not be eligible to make Bonus deferrals under the Plan for the Plan Year to which that Bonus relates or the next Plan Year.

         With respect to base salary deferrals, an Eligible Employee may revoke a prior Deferral Election for reasons of severe financial hardship as determined by the Committee in its sole discretion. An Eligible Employee revoking a prior Deferral Election on account of severe financial hardship shall not be eligible to make base salary deferrals under the Plan until the beginning of the next Plan Year. Also with respect to base salary deferrals, an Eligible Employee may revoke a prior Deferral Election for reasons other than severe financial hardship. An Eligible Employee revoking a prior Deferral Election for reasons other than severe financial hardship shall not be eligible to make base salary deferrals under the Plan until the beginning of the next Plan Year, or if the beginning of the next Plan Year is less than six months from the effective date of such revocation, until the beginning of the Plan Year following the next Plan Year.

         Notwithstanding anything contained herein to the contrary, an Eligible Employee may revoke a prior Deferral Election effective prospectively on the first day of any calendar month after the occurrence of a Change of Control or the bankruptcy or insolvency of the Employer.

         SECTION 4.5. NULLIFICATION OF DEFERRAL ELECTIONS. Notwithstanding the submission of Deferral Elections pursuant to this Article, the Committee may nullify such elections to alleviate demonstrated financial hardship, or because of changes in tax laws. The Committee shall determine, in its sole discretion and on a uniform and nondiscriminatory basis, whether a financial hardship exists.

ARTICLE 5. EMPLOYER CONTRIBUTIONS

         The Employer may make annual contributions to the Account of each Eligible Employee. The amount of this annual contribution for each Eligible Employee, if any, shall be determined by the Committee in its sole discretion.

ARTICLE 6. STATUS OF DEFERRED AMOUNTS

         SECTION 6.1. ACCOUNT. The Committee shall establish an Account for each Eligible Employee's Deferred Compensation to reflect accurately the interest of the Eligible Employee under this Plan. Amounts deferred under Article 4 and amounts contributed under Article 5 shall be credited to the Account of the Eligible Employee on the date on which such amounts would have been payable to the Eligible Employee if he or she had not made the Deferral Election.

         SECTION 6.2. INTEREST CREDITING. Amounts credited to an Eligible Employee's Account under the Plan shall be credited with interest until such Eligible Employee or his beneficiary receives payments of his benefits under the Plan. Interest shall be credited to the respective Accounts of Eligible Employees as each crediting date (as defined below) based on the balance of the applicable portion of such Accounts on the day immediately preceding such crediting date. Interest on amounts credited to an Eligible Employee's Account pursuant to Article 4 shall accrue at a rate equal to 10% per annum, and the crediting date for interest on such amounts shall be each June 30 and the date of the Eligible Employee's termination of employment with the Employer. Interest on amounts credited to an Eligible Employee's Account pursuant to Article 5 shall accrue at annual rate to be determined by the Committee from time to time, and the crediting date for interest on such amounts shall be the last day of each calendar quarter. As of the Effective Date, the annual rate of return used to credit interest on amounts credited pursuant to Article 5 shall be equal to 1% in excess of the prime interest rate, as published in the Wall Street Journal on the applicable crediting date. Title to and beneficial ownership of any actual investments of Employer (whether or not held in trust) shall at all times remain in the Employer and shall constitute general assets of the Employer, subject only to claims of its general creditors. An Eligible Employee or his or her beneficiary shall not under any circumstances acquire any property or beneficial interest in any asset of the Employer by virtue of such Eligible Employee's participation in this Plan.

         SECTION 6.3. TREATMENT UNDER OTHER EMPLOYEE BENEFIT PLANS. It is intended that the amounts deferred by an Eligible Employee under Section 4.1 shall at the earliest time permitted by applicable law be includible in determining benefits under any pay-related employee benefit plans of the Employer as well as under any tax-qualified retirement plans (to the extent permitted in such plans), except to the extent that such inclusion in any such pay-related or tax-qualified plan would adversely affect the tax-favored status of that plan or the tax-deferred status of Compensation deferred under this Plan.

ARTICLE 7. DISTRIBUTIONS

         SECTION 7.1. FORM OF DISTRIBUTION. As soon as administratively practicable after the expiration of the deferral period described in Section 4.3, the Employer shall make payment to the Eligible Employee (or, in the event of his or her death, to his or her designated beneficiary) of his or her Accrued Balance in one lump sum. In no event shall such payment be made later than six months after the Eligible Employee's termination of employment with the Employer.

         SECTION 7.2. DESIGNATION OF BENEFICIARY. Each Eligible Employee shall have the right to designate one or more individuals or entities as beneficiaries in the event of the Eligible Employee's death. The Eligible Employee may also designate one or more contingent beneficiaries. To become effective, these designations must be made on the appropriate beneficiary designation form (attached to the Plan as Appendix B) and must be filed with the Committee. If no designated beneficiary survives the Eligible Employee, then the beneficiary shall be the Eligible Employee's estate.

         SECTION 7.3. CLAIMS PROCEDURE. If an Eligible Employee or his or her beneficiary (hereinafter referred to as a "Claimant") is denied all or a portion of an expected benefit under the Plan for any reason, he or she may file a claim with the Committee. The Committee shall notify the Claimant within 90 days after receipt of the claim (or within 180 days if special circumstances apply) of allowance or denial of the claim. If the claim for benefits is denied, in whole or in part, the Claimant will receive a written explanation of:

                  (a) The specific reasons for the denial;

                  (b) The specific references to provisions of the Plan document that support those reasons;

                  (c) Any additional information that must be provided to improve the claim and the reasons why that information is necessary; and

                  (d) The procedures that are available for a further review of the claim.

A Claimant is entitled to request a review of any denial of his or her claim by the Committee. The request for review must be submitted within 60 days of receipt of the denial. Absent a request for review within the 60-day period, the claim shall be deemed to be conclusively denied. The Claimant or his or her representatives shall be entitled to review all pertinent documents and to submit issues and comments in writing as part of any request for review. The Committee will conduct a full and fair review of the claim and will notify the Claimant of the decision within 60 days (or 120 days if special circumstances apply). The decision must be in writing and will include the specific reasons and references to Plan provisions on which the decision is based. The Committee has the exclusive right and discretion to interpret the provisions of the Plan, and the entitlement to benefits, and its decision is conclusive and final and not subject to further review.


ARTICLE 8. PROVISIONS RELATING TO PARTICIPATION

         SECTION 8.1. EXTENT OF RIGHTS UNDER PLAN. Except as to amounts actually distributed under the Plan, no Eligible Employee and no person claiming under or through an Eligible Employee shall have any right or interest in this Plan, in any Account (whether with respect to assets set aside in trust or otherwise) or in the continuance of the Plan.

         SECTION 8.2. FUNDING. No funds shall be segregated or earmarked for any current or former Eligible Employee, beneficiary or other person. However, the Employer may establish one or more grantor trusts of the type referred to as a "Rabbi Trust" in respect of its obligations under this Plan. No current or former Eligible Employee, beneficiary or other person, individually or as a member of a group, shall have any right, title or interest in any Account, any fund, any specific sum of money, any grantor trust or in any asset which may be acquired by the Employer in respect of its obligations under this Plan (other than as a general creditor of the Employer with an unsecured claim against the Employer's general assets).

         SECTION 8.3. EXTENT TO WHICH OTHER PARTIES ARE BOUND BY PLAN. The Plan shall be binding upon and shall inure to the benefit of the Employer, including its successors and assigns, and the participating Eligible Employees and their heirs, administrators and personal representatives.

         SECTION 8.4. PAYMENT OF TAXES. The Employer shall to the extent required by law withhold Federal, state and local taxes (including but not limited to income taxes and taxes under the Federal Insurance Contributions Act) with respect to any distribution from the Plan to an Eligible Employee or beneficiary.

ARTICLE 9. ADMINISTRATION AND FINANCES

         SECTION 9.1. ADMINISTRATION. The Plan shall be administered by the Committee.

         SECTION 9.2. POWERS OF COMMITTEE. The Committee shall have all powers necessary to administer the Plan, including, without limitation, the power to interpret the provisions of the Plan, to decide all questions of eligibility, to establish rules and forms for the administration of the Plan and to appoint individuals to assist in the administration of the Plan and any other agents it deems advisable.

         SECTION 9.3. ACTIONS OF THE COMMITTEE. All determinations, interpretations, rules and decisions of the Committee shall be conclusive and binding upon all persons having or claiming to have any interest or right under the Plan.

         SECTION 9.4. DELEGATION. The Committee shall have the power to delegate specific duties and responsibilities to officers or other employees of the Employer or to other individuals or entities. Any delegation may be rescinded by the Committee at any time. Except as otherwise required by law, each person or entity to whom a duty or responsibility has been delegated shall be responsible for the exercise of such duty or responsibility and shall not be responsible for any act or failure to act of any other person or entity.

         SECTION 9.5. INDEMNIFICATION. The members of the Committee and the other members of the Board of Directors shall be indemnified by the Employer against any and all liabilities arising by reason of any act or failure to act made in good faith in accordance with the provisions of the Plan. For this purpose, liabilities include expenses reasonably incurred in the defense of any claim relating to the Plan.

         SECTION 9.6. REPORTS AND RECORDS. The Committee and those to whom the Committee has delegated duties under the Plan shall keep records of all their proceedings and actions and shall maintain books of account, records and other data as shall be necessary for the proper administration of the Plan and for compliance with applicable law.

         SECTION 9.7. INFORMATION TO BE FURNISHED TO COMMITTEE. The Employer shall furnish the Committee such data and information as it may require. The records of the Employer shall be determinative of each Eligible Employee's period of employment, termination of employment and the reason therefor, leave of absence, reemployment, personal data and deferrals. Eligible Employees and their beneficiaries shall furnish to the Committee such evidence, data or information, and shall execute such documents, as the Committee requests.

ARTICLE 10. AMENDMENTS AND TERMINATION

         SECTION 10.1. AMENDMENTS. The Board of Directors may amend the Plan, in full or in part, at any time.

         SECTION 10.2. TERMINATION. The Employer expects the Plan to be permanent, but it necessarily must and does reserve the right to modify, revise or terminate the Plan at any time by action of the Board of Directors. Subject to the final sentence of this Section 10.2, in the event the Plan is terminated, benefits will be paid at the same time and in the same manner as would have occurred absent such termination, and the Committee shall continue to administer the terminated Plan for such purposes. Notwithstanding the preceding sentence, the Committee, in its sole discretion, may make payment of Plan benefits to Eligible Employees any time after the Plan is terminated (even if the scheduled deferral periods of such individuals has not yet ended).

ARTICLE 11. MISCELLANEOUS

         SECTION 11.1. NO GUARANTY OF EMPLOYMENT. The adoption and maintenance of the Plan shall not be deemed to be a contract of employment between the Employer and any employee. Nothing contained in the Plan shall give any Eligible Employee or other employee the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge any employee at any time, nor shall it give the Employer the right to require any Eligible Employee or other employee to remain in its employ or to interfere with any Eligible Employee's or other employee's right to terminate his or her employment at any time.

         SECTION 11.2. NON-ALIENATION. No benefit payable at any time under this Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment or encumbrance of any kind.

         SECTION 11.3. SEVERABILITY. If any provision of the Plan shall be found to be invalid or unenforceable by a court of competent jurisdiction, the validity or enforceability of the remaining provisions of the Plan shall remain in full force and effect.

         SECTION 11.4. APPLICABLE LAW. The Plan and all rights under the Plan shall be governed by and construed according to the laws of the State of New Jersey, except to the extent preempted by Federal law.

         IN WITNESS WHEREOF, the Employer has caused this Plan to be executed by its duly authorized officer on this day of __________, 1997.



                     ADOPTED BY UNANIMOUS WRITTEN CONSENT OF
                  THE BOARD OF DIRECTORS OF ANSELL INCORPORATED
                                ON JULY 28, 1997

                                                                      APPENDIX A

                               ANSELL INCORPORATED
                         NON-QUALIFIED U.S. PENSION PLAN

                                DEFERRAL ELECTION

Employee:__________________________________    Social Security Number:__________


This election form applies to the period beginning on __________, 199 (July 1 or, if the employee becomes an Eligible Employee other than on the first day of the Plan Year, the first day of such eligibility) and ending on the earlier of the ending date of the deferral period or the effective date of any change or revocation of this Deferral Election, pursuant to the terms of the Ansell Incorporated Non-Qualified U.S. Pension Plan (the "Plan").

I. EMPLOYEE DEFERRALS. I elect to defer the receipt of a portion of my Compensation beginning on the date specified above, as follows (select and complete one or more of the following):

     [ ] $ or % (specific dollar amount or specific percentage of my base salary. Minimum deferral = 1% of base salary; maximum deferral = 30% of base salary).

     [ ] $ or % (specific dollar amount or specific percentage of my annual incentive Bonus, if any, in 10% increments up to 100%).

     [ ]   I do not wish to make deferrals under the Plan at this time.

II. CHANGE IN DEFERRAL ELECTION. I understand that the above deferral election shall remain in effect until changed or revoked as permitted under the Plan. I may change the amount of my deferral election effective July 1 of each year, provided a new deferral election is received by the Committee that administers the Plan prior to the effective date of the new election. I may revoke a prior deferral election effective prospectively on the first day of any calendar month, provided I show evidence of financial hardship (as defined in the Plan and as determined by the Committee administering the Plan) and I agree to suspend my deferrals for a certain period of time. In certain cases, evidence of financial hardship will not be required, but the period of suspension of my deferrals may be increased in such cases. (Please review the Plan for more details.) This deferral election shall automatically terminate upon my termination of employment with Ansell Incorporated (the "Employer") or upon the termination of the Plan.

III. NO GUARANTY OF EMPLOYMENT. I understand that nothing in the Plan or this form shall be considered to be a contract of employment between me and the Employer. I also understand that nothing contained in the Plan or this form shall give me the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge me or any other employee at any time, nor shall it give the Employer the right to require me or any employee to remain in its employ or to interfere with my or any employee's right to terminate employment at any time.

IV. MISCELLANEOUS. I understand that this Deferral Election supersedes and nullifies any prior Deferral Election and that the execution of this Deferral Election shall not be construed as giving me any right to receive any bonus from the Employer. I further acknowledge that I have received a copy of the Plan and have reviewed this document and understand and agree that my participation in the Plan will be subject to the terms and conditions contained in the Plan. I acknowledge that I should consult my own tax advisors before making this Deferral Election in order to determine the tax effect of my participation in the Plan and its effects in conjunction with other benefits of the Employer to which I may be entitled.


------------------------------------              ------------------------------
Signature of Eligible Employee                                Date


------------------------------------              ------------------------------
Signature of Spouse (necessary in                             Date
"community-property" states)



------------------------------------              ------------------------------
On behalf of Employer                                         Date

                                                                      APPENDIX B


                               ANSELL INCORPORATED
                         NON-QUALIFIED U.S. PENSION PLAN

                             BENEFICIARY DESIGNATION


         I, __________________, am an eligible employee under the Ansell Incorporated Non-Qualified U.S. Pension Plan (the "Plan"). I designate the following as my primary beneficiary(ies) to receive any benefits payable under the Plan by reason of my death (attach additional pages if more space is needed):

     Name(s), Address(es) and Social
     Security Number(s) of Primary           Relationship and Portion of Benefit
     Beneficiary(ies):                       Payable to Each:
     -----------------------------------     -----------------------------------






         If no primary beneficiary is living or is in existence on the date of my death, the following shall be my successor beneficiary(ies) under the Plan (attach additional pages if more space is needed):

     Name(s), Address(es) and Social
     Security Number(s) of Primary           Relationship and Portion of Benefit
     Beneficiary(ies):                       Payable to Each:
     -----------------------------------     -----------------------------------






         I revoke any beneficiary designation previously made by me with respect to the Plan. I understand that I may change the designations above at any time by filing a new designation form with the Committee that administers the Plan, and that such designation shall be effective upon receipt by the Committee.

         I understand that, where I have designated more than one primary and/or successor beneficiary, if a primary (or successor, if applicable) beneficiary dies (or, if a trust, goes out of existence) before my benefits are to be distributed among all designated beneficiaries, the predeceased beneficiary's share shall be distributed among the remaining primary (or successor) beneficiaries in proportion to their respective shares. The Employer may distribute Plan benefits to any trustee named as a beneficiary in this form without inquiring into, or otherwise being responsible for, the application of such distribution. I further understand that, if no primary or successor beneficiary is living when my benefits are to be distributed among all beneficiaries, the entire benefit will be paid to my estate.




Dated:
      -----------------------------              -------------------------------
                                                 Signature of Eligible Employee



                                                 -------------------------------
                                                 Social Security Number


Received this ______ day of ________, 19____.




                                                 -------------------------------
                                                 Signature of Committee Member


                                      -2-